UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2008

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-3382	CAROLINA POWER & LIGHT COMPANY	56-0165465
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Attached as Exhibit 100 to this report are documents that contain the following financial statements from the Carolina Power & Light Company d/b/a Progress Energy Carolina, Inc. (PEC) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008, filed with the Securities and Exchange Commission on November 5, 2008, formatted in eXtensible Business Reporting Language (“XBRL”):

Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (PEC)
Unaudited Condensed Consolidated Statements of Income
Unaudited Condensed Consolidated Balance Sheets
Unaudited Condensed Consolidated Statements of Cash Flows

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Registrant. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors should continue to rely solely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, and are not part of any registration statement, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	EXHIBITS.
	EX-100.INS	XBRL Report Instance Document
	EX-100.SCH	XBRL Taxonomy Extension Schema Document
	EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document
	EX-100.LAB	XBRL Taxonomy Label Linkbase Document
	EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.
Date: December 12, 2008		Registrant

	By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
EX-100.INS	XBRL Report Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-100.LAB	XBRL Taxonomy Label Linkbase Document
EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document